UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12270 Wilkins Avenue Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, pursuant to the merger implementation agreement between Nabi Biopharmaceuticals (the “Company”) and Biota Holdings Limited (“Biota”), dated as of April 22, 2012 (as amended on August 6, 2012 and September 17, 2012, the “Transaction Agreement”), Nabi and Biota propose to undertake a business combination under Australian corporate law such that each ordinary share of Biota capital stock will be exchanged for newly issued shares of Nabi common stock, and Biota will become a wholly-owned subsidiary of Nabi (the “Transaction”). Existing shares of Nabi common stock outstanding at the completion of the Transaction will remain outstanding. In connection with the Transaction, Nabi will change its name to “Biota Pharmaceuticals, Inc.” but will remain listed on the NASDAQ Stock Market and headquartered in the U.S.

In connection with the Transaction, Nabi is seeking approval by its stockholders of, among other things, a proposed reverse stock split and a proposed increase in the number of authorized shares of common stock to 200 million. The proposed reverse stock split and the proposed increase in the number of authorized shares, as well as the other proposals to be considered by Nabi stockholders, are described in more detail in Nabi’s definitive proxy materials dated August 7, 2012, as supplemented by the supplement dated September 25, 2012, filed by Nabi with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its special meeting of Nabi stockholders scheduled to reconvene on October 22, 2012 (the “Nabi Special Meeting”). As previously described in Nabi’s proxy materials, as supplemented, Nabi’s board of directors recommends approval of the proposed reverse stock split and the proposed increased in the number of authorized shares.

If the proposed reverse stock split and the proposed increase in the number of authorized shares of common stock are approved by Nabi stockholders at the Nabi Special Meeting and become effective, then the board of directors of the combined company resulting from the Transaction will seek stockholder approval at the first meeting of stockholders of the combined company (regardless of whether an annual or a special meeting) to reduce the number of authorized shares of the combined company’s common stock to a number equal to approximately two times the number of shares outstanding shortly before such meeting of stockholders of the combined company. Furthermore, during the period between the completion of the Transaction and prior to the approval by the stockholders of the combined company of such reduction in the number of authorized shares of the combined company’s common stock, the board of directors of the combined company intends to act as though such reduction had already taken place and plans to refrain from taking any action that relies on the availability of additional authorized shares beyond a number that is two times the number of shares outstanding during such period. The boards of directors of both Nabi and Biota are committed to the proposed course of action described above and have reviewed and approved the statements made herein.

The increase in the authorized shares to 200 million is a closing condition to the Transaction and is necessary for Nabi to have sufficient authorized but unissued and unreserved shares of Nabi common stock available for issuance to the stockholders of Biota in the Transaction. The reverse stock split may also be necessary to have a sufficient authorized but unissued and unreserved shares of Nabi common stock available for issuance to the stockholders of Biota in the Transaction.

In addition, the proposed reverse stock split is necessary to ensure that the per share price of the common stock of the combined company following the Transaction complies with the NASDAQ’s initial listing standards. In accordance with those listing standards, the combined company will be required to have a minimum bid price of the combined company’s common stock of at least $4.00 upon the completion of the Transaction. A failure to satisfy such minimum bid price requirement may subject the combined company to the NASDAQ’s procedures for independent review, suspension from listing, or delisting. Given the current per share price of Nabi common stock, which was $1.79 as of close of market on October 8, 2012 (which per share price may be lower after Nabi distributes to its stockholders the remaining cash in excess of the $27 million required to be held by Nabi at the completion of the Transaction under the Transaction Agreement), the increase in the per share price of Nabi common stock that is expected to result from the proposed reverse stock split is likely to be necessary for the combined company to meet the NASDAQ initial listing standards. By reducing the number of shares outstanding through the proposed reverse stock split and thereby increasing the stock price of Nabi common stock, Nabi will mitigate the risk of non-compliance with such NASDAQ listing requirements.

Under the terms of the Transaction Agreement it is possible that Nabi may be required to issue in excess of 178 million shares of Nabi common stock in the Transaction. In such case, both the proposed increase in the number of authorized shares of common stock to 200 million and the proposed reverse stock split (without a simultaneous proportional decrease in the number of authorized shares) would be necessary for Nabi to have sufficient authorized but unissued and unreserved shares of common stock to complete the Transaction.

It is currently unknown when the first meeting of the stockholders of the combined company will take place.

Important Additional Information

In connection with the business combination transaction between Biota and Nabi, Nabi has filed a definitive proxy statement, dated August 7, 2012, and a supplement dated September 25, 2012, with the SEC in connection with the Nabi Special Meeting. STOCKHOLDERS AND INVESTORS ARE URGED TO READ NABI’S DEFINITIVE PROXY MATERIALS, THE SUPPLEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY NABI WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders and investors may obtain a free copy of Nabi’s definitive proxy statement and other materials filed by Nabi with the SEC at the SEC’s website at www.sec.gov, at Nabi’s website at www.nabi.com, or by contacting Morrow & Co., LLC, Nabi’s proxy solicitation agent, at (203) 658-9400 or toll-free at (800) 607-0088.

Forward-Looking Statements

Statements set forth above that are not strictly historical are forward-looking statements and include statements about the Transaction and related matters, Nabi’s plans to distribute cash or other rights to its stockholders, expected timing and completion of the special meeting of the stockholders, proposed transactions, products in development, results and analyses of clinical trials and studies, research and development expenses, cash expenditures, licensure applications and approvals, and alliances and partnerships, among other matters. You can identify these forward-looking statements because they involve our expectations, intentions, beliefs, plans, projections, anticipations, or other characterizations of future events or circumstances. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements as a result of any number of factors. These factors include, but are not limited to, risks that are more fully discussed in Nabi’s definitive proxy statement for the Nabi Special Meeting filed with the SEC on August 7, 2012, as supplemented by the supplement dated September 25, 2012, under the captions “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statement” and elsewhere in the proxy statement and the supplement. We do not undertake to update any of these forward-looking statements or to announce the results of any revisions to these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: October 11, 2012	/s/ Raafat E.F. Fahim, Ph.D.
	Name:	Raafat E.F. Fahim, Ph.D.
	Title:	President and Chief Executive Officer
(Duly Authorized Officer)